UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1)

Filed by the Registrant ☒		Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a -12

Transatlantic Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice of Availability of Proxy Materials for the Stockholders Meeting of

TRANSATLANTIC HOLDINGS, INC.

To Be Held On:

May 21, 2009 at 11:00 a.m., EDT

One Hanover Square, New York, New York 10004

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 5/15/2009.

Please visit http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=11545, where the following materials are available for view:

• the Company's 2009 Notice of Annual Meeting of Stockholders
• the Company's 2009 Proxy Statement
• Form of Electronic Proxy Card
• the Company's 2009 Annual Report to stockholders for the year ended December 31, 2008
• Any amendments to the foregoing materials that are required to be furnished to the Company's stockholders

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)

E-MAIL: info@amstock.com

WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

TO VOTE:

ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

- OR -
IN PERSON: You may vote your shares in person by attending the Annual Meeting at the address indicated above.
- OR -
TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call.
- OR -
MAIL: You may request a card by following the instructions above.

The Board of Directors recommends a vote "FOR" Proposals 1, 2 and 3.

1. Election of Directors:

NOMINEES:

Ian H. Chippendale
John G. Foos
John L. McCarthy
Robert F. Orlich
William J. Poutsiaka
Richard S. Press
Thomas R. Tizzio

Please note that you cannot use this notice to vote by mail.

2.	Proposal to adopt a 2009 Long Term Equity Incentive Plan.

3.	Ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2009.